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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Gray Television, Inc. 2002 Long-Term Incentive Plan of our reports dated January 29, 2001 with respect to the consolidated financial statements and schedule of Gray Television, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.

                                                  /s/ Ernst & Young LLP


Atlanta, Georgia
June 26, 2003